Film costs	12 Months Ended
Mar. 31, 2014
Text Block [Abstract]
Film costs
4.	Film costs

Film costs are comprised of the following:

	Yen in millions
	March 31
	2013	2014
Motion picture productions:
Released	90,716	98,645
Completed and not released	2,420	37,720
In production and development	111,365	63,910
Television productions:
Released	49,651	56,461
In production and development	2,820	2,664
Broadcasting rights	37,189	48,798
Less: current portion of broadcasting rights included in inventories	(24,072)	(32,399)

Film costs	270,089	275,799

Sony estimates that approximately 92% of the unamortized costs of released films at March 31, 2014 will be amortized within the next three years. Approximately 114 billion yen of completed film costs are expected to be amortized during the next twelve months. Approximately 115 billion yen of accrued participation liabilities included in accounts payable, other and accrued expenses are expected to be paid during the next twelve months.